                                                                       EXHIBIT 1

                              AMENDED AND RESTATED
                           AGREEMENT AND DECLARATION OF TRUST

                                    GMO TRUST

      THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts this 23rd day of June, 2000 by the Trustees hereunder and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided:

WITNESSETH that

      WHEREAS the Trustees desire to restate all prior Amendments to the original Agreement and Declaration of Trust made to date and additionally desire to amend and restate this Agreement and Declaration of Trust in connection with the creation of Classes within each Series of the GMO Trust pursuant to the power of the Trustees set forth in Article III, Section 5 of the original Agreement and Declaration of Trust.

      WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

      NOW, THEREFORE, the Trustees hereby direct that this Amended and Restated Agreement and Declaration of Trust be filed with the Secretary of The Commonwealth of Massachusetts and with the City Clerk of the City of Boston and do hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                   ARTICLE I.

                              NAME AND DEFINITIONS

Section 1. This Trust shall be known as GMO Trust with its principal place of business at 40 Rowes Wharf, Boston, Massachusetts 02110, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) "Trust" refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;


(b) "Trustees" refers to the Trustees of the Trust named in Article IV hereof or elected in accordance with such Article;


(c) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust (or in the property belonging to any Series allocable to any Class of that Series) (as the context may require) shall be divided from time to time;

(d) "Shareholder" means a record owner of Shares;


(e) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;


(f) The terms "Commission" and "principal underwriter" shall have the meanings given to them in the 1940 Act;


(g) "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;


(h) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;


(i) "Series Company" refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;


(j) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article III; and

(k) "Class" refers to any Class of Shares established and designated under or in accordance with the provisions of Article III. The Shares of any Class shall represent a subset of Shares of a Series, and together with all other Classes of the same Series, shall constitute all Shares of that Series.

                                  ARTICLE II.

                                PURPOSE OF TRUST

      The purpose of the Trust is to provide investors a managed investment primarily in securities (including options), debt instruments, commodities, commodity contracts and options thereon.

                                  ARTICLE III.

                                     SHARES

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of transferable Shares, without par value. Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series or Class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI,
Section 1 hereof. No Share shall have any priority or preference over any other Share of the same Series and Class with respect to dividends or distributions upon termination of the Trust or of such Series or Class made pursuant to
Article VIII, Section 4 hereof. All dividends and distributions shall be made ratably among all Shareholders of a particular Series or Class from the assets belonging to such Series (or, in the case of a Class, allocable to such Class) according to the number of Shares of such Series or Class held of record by such Shareholders on the record date for any dividend or on the date of termination, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trust may from time to time divide or combine the Shares of any particular Series or Class into a greater or lesser number of Shares of that Series or Class without thereby changing the proportionate beneficial interest of the Shares of that Series or Class in the assets belonging to that Series (or, in the case of a Class, allocable to such Class) in any way affecting the rights of Shares of any other Series or Class.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and Class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and Class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and Class and as to the number of Shares of each Series and Class held from time to time by each.

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholders, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or
(ii) designating and establishing Series and Classes in addition to the Series and Classes established in Section 6 of this Article III; provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders. The establishment and designation of any Series or Class of Shares in addition to the Series and Classes established and designated in Section 6 of this Article III shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of such Series or Class, as the case may be, or as otherwise provided in such instrument.

      Without limiting the generality of the foregoing, the Trustees may, for the above-stated purposes, amend the Declaration of Trust to:

(a) create one or more Series or Classes of Shares (in addition to any Series or Classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular Series or Classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (j) of
Section 6 of this Article III;


(c) combine one or more Series or Classes of Shares into a single Series or Class on such terms and conditions as the Trustees shall determine;


(d) change or eliminate any eligibility requirements for investment in Shares of any Series or Class, including without limitation the power to provide for the issue of Shares of any Series or Class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(e) change the designation of any Series or Class of Shares;


(f) change the method of allocating dividends among the various Series and Classes of Shares;


(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or Classes of Shares; and


(h) specifically allocate assets to any or all Series or Classes of Shares or create one or more additional Series or Classes of Shares which are preferred over all other Series or Classes of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or Classes.

Section 6. Establishment and Designation of Series. Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or Classes or to modify the rights and preferences of any Series, each Series set forth on
Schedule 3.6 hereto (as may be amended from time to time by the Trustees) shall be, and are hereby, established and designated. In addition, with respect to each such Series, the Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares which each such Series may issue from time to time, shall be, and are hereby, established and designated, which Classes shall have the respective rights and preferences as are set forth in Exhibit 3.6 attached hereto as it may be amended from time to time by the Board of Trustees.

Shares of each Series (or Class, as the case may be) established in this Section 6 shall have the following relative rights and preferences:

(a) Assets belonging to Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Belonging to Series. The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes.

(c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series shall be effected by the Trust other than from the assets belonging to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets belonging to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series.

(d) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or Class shall not be entitled to vote on any matters as to which such Series or Class is not affected except as otherwise required by the 1940 Act or other applicable law. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual Series, unless otherwise required by the 1940 Act or other applicable law.

(e) Equality. All the Shares of each particular Class of a Series shall represent an equal proportionate interest in the assets allocable to that Class, and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities allocated to each Class of that Series).

(f) Fractions. Any fractional Share of a Series or Class shall carry proportionately all the rights and obligations of a whole share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(g) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series or Class of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(h) Combination of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Series (or the assets allocable to any two or more Classes) into assets and liabilities belonging (or allocable) to a single Series (or Class).

(i) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series or Class and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided in Section 5 of this Article III.

(j) Assets and Liabilities Allocable to a Class. The assets and liabilities belonging to a Series shall be proportionately allocated among all the Classes of that Series according to the percentage of net assets allocated to each particular Class. For purposes of determining the assets and liabilities belonging to a Series that are allocable to a Class of that Series, subject to the provisions of paragraph (g) of Section 5 of this Article III, expenses shall be accrued as set forth in Exhibit 3.6 attached hereto.

Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series of which he is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

                                  ARTICLE IV.

                                  THE TRUSTEES

Section 1. Election and Tenure. The Trustees may fix the number of vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal, or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.


Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); they may remove from their number with or without cause; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

      Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;


(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise power and rights of subscription or otherwise which in any manner arise out of ownership of securities;


(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;


(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;


(j) To borrow funds or other property;


(k) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; and

(m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

      The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the Trustees' compensation and such expenses and charges for the services of the

Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.


Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series with Grantham, Mayo, Van Otterloo & Co. LLC (including any limited liability company, provided that a majority of the beneficial owners of Grantham, Mayo, Van Otterloo & Co. LLC hold a majority of the equity interest in such entity and substantially all business of Grantham, Mayo, Van Otterloo & Co. LLC is assigned thereto) or any other partnership, corporation, trust, association or other organization (the "Manager"); and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other partnership, corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

      (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any partnership, corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

      (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE V.

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in
Article VIII, Section 8, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or Class to the extent and as provided in Article VIII, Section 4, and (v) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or Class are outstanding the Trustees may exercise all rights of Shareholders of that Series or Class with respect to matters affecting that Series or Class and may with respect to that Series or Class take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV,
Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 40% of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one Series or Class is to vote separately from any other Shares which are to vote on the same matters as a separate Series or Class, 40% of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series or Class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes property cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or Class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or Class which are entitled to vote, voting separately, shall also be required to decide such question.

Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or Class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or Class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 60 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or Class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or Class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or Class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or Class for all or any part of the period between a record date and a meeting of shareholders or the payment of a distribution. Nothing in this section shall be construed as precluding the Trustees from setting different record dates for different Series or Classes.

Section 6. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.


                                  ARTICLE VI.

           NET INCOME, DISTRIBUTIONS, AND REDEMPTIONS AND REPURCHASES

Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series or Class, in shares of that Series or Class, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series (or the assets allocable to such Class) and may from time to time distribute to the Shareholders of each Series or Class, in shares of that Series, cash or otherwise, such additional amounts, but only from the assets belonging to such Series (or allocable to that Class), as they may authorize. All dividends and distributions on Shares of a particular Series or Class shall be distributed pro rata to the holders of that Series or Class in proportion to the number of Shares of that Series or Class held by such holders and recorded on the books of the Trust at the date and time of record established for that payment or such dividend or distributions.

The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or Class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the By-Laws. Determinations of net income of any Series or Class and determination of income, asset value, capital gains, expenses, and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

If, for any reason, the net income of any Series or Class determined at any time is a negative amount, the pro rata share of such negative amount allocable to each Shareholder of such Series or Class shall constitute a liability of such Shareholder to that Series or Class which shall be paid out of such Shareholder's account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or Class in the account of such Shareholder, or (z) otherwise.

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the By-Laws, next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series (or net assets allocable to such Class) or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

      The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series or Class the Shares of which are being redeemed. In making any such payment wholly or partly in kind, the Trust shall, so far as may be practicable, deliver assets which approximate the diversification of all of the assets belonging at the time to the Series (or allocable to the Class) the Shares of which are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series or Class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or Class.

                                  ARTICLE VII.

              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

Section 1. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series or Class shall look only to the assets of the Trust, or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular Series (or the assets allocable to a particular Class), only to the assets belonging to the relevant Series (or allocable to the relevant Class), for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

      Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officers or officer or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officers or officer or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series (or allocable to the Class) for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made, or issued, and may contain such further recital as he or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officers or officer or Shareholders or any other person individually.

Section 2. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Termination of Trust or Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each Series entitled to vote and voting separately by

Series or by the Trustees by written notice to the Shareholders. Any Series may be terminated at any time by vote of at least 66-2/3% of the Shares of that Series or by the Trustees by written notice to the Shareholders of that Series. Any Class may be separately terminated at any time by vote of at least a majority of the Shares of that Class present and voting on the question (a quorum being present) or by the Trustees by written notice to the Shareholders of that Class.

      Upon termination of the Trust (or any Series or Class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series or allocable to each Class (or the applicable Series or Classes, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets belonging, severally, to each Series or allocable to each Class (or the applicable Series or Classes, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series or allocable to each Class (or the applicable Series or Classes, as the case may be), to the Shareholders of that Series or Class, as a Series or Class, ratably according to the number of Shares of that Series or Class held by the several Shareholders on the date of termination.

Section 5. Merger and Consolidation. The Trustees may cause the Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding Shares; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

Section 6. Filing of Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder", shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the Shares entitled to vote, except that amendments described in Article III, Section 5 hereof or having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

      IN WITNESS WHEREOF, the Trustees as aforesaid do hereto set their hands this 23rd day of June 2000.

                                                     -------------------
                                                     R. Jeremy Grantham
                                                     40 Rowes Wharf
                                                     Boston, MA  02110


                                                     -------------------
                                                     Jay O. Light
                                                     30 Wellesley Road
                                                     Belmont, MA  02178



                                                     Harvey R. Margolis
                                                     50 Pinckney Street
                                                     Boston, MA  02114

                                                   Exhibit 3.6 to Decl. of Trust

                                    GMO TRUST

                      Plan pursuant to Rule 18f-3 under the
                         Investment Company Act of 1940

                             Effective June 1, 1996
                            As Amended May ___, 1999

      This Plan (the "Plan") is adopted by GMO Trust (the "Trust") pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "Act") and sets forth the general characteristics of, and the general conditions under which the Trust may offer, multiple classes of shares of its now existing and hereafter created portfolios ("Funds"). This Plan may be revised or amended from time to time as provided below.

CLASS DESIGNATIONS

      Each Fund of the Trust may from time to time issue one or more of the following classes of shares: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares and Class VIII Shares. Each of the classes of shares of any Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class. Each class shall be subject to such investment minimums and other conditions of eligibility as are set forth in the Trust's prospectus or statement of additional information as from time to time in effect (the "Prospectus").

CLASS ELIGIBILITY

      Class eligibility is generally dependent on the size of the client's total account under the management of Grantham, Mayo, Van Otterloo & Co. LLC, the Trust's investment adviser (referred to herein as "GMO" or the "Adviser"), as described from time to time in the Prospectus.

Class I, Class II and Class III Shares:

With certain exceptions described below, eligibility for Class I, Class II and Class III Shares depends on a client's "TOTAL INVESTMENT" with GMO.

      For clients establishing a relationship with GMO on or after June 1, 1996:
A client's Total Investment will be determined by GMO as of December 31 of each year and on such other dates as may be determined by GMO (each a "Determination Date"). Subject to as provided below, a client's Total Investment as of any Determination Date will equal the greater of (a) the market value of assets managed by GMO and its affiliates for the client (whether in a pooled vehicle or otherwise) as of such Determination Date, and (b) the client's Total Investment as of the previous Determination Date (less the market value of any account managed by GMO's Domestic Active Division as of the previous Determination Date), plus contributions made to, and less Large Withdrawals (defined below) from, any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) since the previous Determination Date (plus the market value of any account managed by GMO's Domestic Active Division as of the then current Determination Date). For these purposes, "Large Withdrawals" means the total of all withdrawals made from any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) since the previous Determination Date if such total exceeds 7% of the sum of the client's Total Investment as of the previous Determination Date and any contributions to any GMO-managed product or account (other than any account managed by GMO's Domestic Active Division) made since the previous Determination Date. For clients that have accounts with GMO as of November 30, 1997, their Initial Total Investment is the greater of the market value of assets managed by GMO and its affiliates for the client as of the close of business on November 30, 1997 or on December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Investment will be determined as described above. Assets invested in the Pelican Fund will not be considered when determining a client's Total Investment.

      Investments by defined contribution pension plans (such as 401(k) plans) will always be invested in the class of shares of the relevant Fund(s) with the highest Shareholder Service Fee offered from time to time by the relevant Fund(s) regardless of the size of the investment, and will not be eligible to convert to other classes.

      For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Any client whose Total Investment as of May 31, 1996 was less than $7 million, but greater than $0, will convert to Class II Shares on July 31, 1997 or such later date as may be determined by the Manager. For clients with GMO accounts as of May 31, 1996, their initial Total Investment will equal the market value of all of their GMO investments as of the close of business on May 31, 1996 and will subsequently be calculated as described in the preceding section.

Class IV, Class V, Class VI, Class VII and Class VIII Shares:

      Eligibility for Class IV, Class V, Class VI, Class VII and Class VIII Shares is dependent upon the client meeting either (i) a minimum "TOTAL FUND INVESTMENT" requirement, which includes only a client's total investment in the particular Fund, or (ii) a minimum "Total Investment" requirement, calculated as described above for Class I, Class II and Class III Shares. For clients that have accounts with GMO as of November 30, 1997, their initial Total Investment or initial Total Fund Investment for purposes of determining eligibility for Class IV, Class V, Class VI, Class VII and Class VIII Shares will be the greater of the market value of all of their investments advised by GMO and its affiliates, or the market value of their investment in the particular Fund, as the case may be, as of the close of business on November 30, 1997 or

December 31, 1997. For clients establishing a relationship with GMO on or after December 1, 1997, their Total Fund Investment and Total Investment will be determined as described above.

      The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CLASS CHARACTERISTICS

      The sole difference among the various classes of shares is the level of shareholder service fee ("Shareholder Service Fee") borne by the class for client and shareholder service, reporting and other support provided to such class by GMO.

      The multiple class structure reflects the fact that, as the size of the client relationship increases, the cost to service that relationship is expected to decrease as a percentage of the account. Thus, the Shareholder Service Fee is lower for classes for which eligibility criteria generally require greater assets under GMO's management.

      Certain Funds are subject to either an initial purchase premium, a redemption fee, or both. The initial purchase premium and redemption fee, if any, may, in some limited cases, be subject to reduction or waiver if the Adviser determines that there are minimal brokerage and/or transaction costs incurred as a result of the purchase or redemption, as set forth in the Prospectus in effect from time to time.(1)

ALLOCATIONS TO EACH CLASS

      EXPENSE ALLOCATIONS

      Shareholder Service Fees payable by the Trust to the shareholder services of the Trust's shares (the "Shareholder Servicer") shall be allocated, to the extent practicable, on a class-by-class basis. Subject to the approval of the Trust's Board of Trustees, including a majority of the independent Trustees, the following "Class Expenses" may (if such expense is properly assessable at the class level) in the future be allocated on a class-by-class basis: (a) transfer agency costs attributable to each class, (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific Class,
(c) SEC registration fees incurred with respect to a specific class, (d) blue sky and foreign registration fees and expenses incurred with respect to a specific class, (e) the expenses of administrative personnel and services required to support shareholders


--------
         (1) All purchase premiums are paid to and retained by the relevant Fund and are intended to cover the brokerage and other costs associated with putting an investment to work in the relevant markets. All redemption fees are paid to and retained by the relevant Fund and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity.

of a specific class (including, but not limited to, maintaining telephone lines and personnel to answer shareholder inquiries about their accounts or about the Trust), (f) litigation and other legal expenses relating to a specific class of shares, (g) Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares, (h) accounting and consulting expenses relating to a specific class of shares, (i) any fees imposed pursuant to a non-Rule 12b-1 shareholder service plan that relate to a specific class of shares, and (j) any additional expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount with respect to a class, or if services are provided with respect to a class, or if services are provided with respect to a class that are of a different kind or to a different degree than with respect to one or more other classes.

      All expenses not now or hereafter designated as Class Expenses ("Fund Expenses") will be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the relevant Fund.

      However, notwithstanding the above, a Fund may allocate all expenses other than Class Expenses on the basis of any methodology permitted by Rule 18f-3(c) under the Act, provided, however, that until such time as this Plan is amended with respect to the Fund's allocation methodology, the Fund will allocate all expenses other than Class Expenses on the basis of relative net assets.

      WAIVERS AND REIMBURSEMENTS

      The Adviser and the Shareholder Servicer may choose to waive or reimburse Shareholder Service Fees, or any other Class Expenses on a voluntary or temporary basis.

      INCOME, GAINS AND LOSSES

      Income and realized and unrealized capital gains and losses shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the relevant Fund.

      Each Fund may allocate income and realized and unrealized capital gains and losses to each share based on any methodology permitted by Rule 18f-3(c)(2) under the Act, consistent with the provisions set forth in "Expense Allocations" above.

CONVERSION AND EXCHANGE FEATURES

      On December 31 of each year and on such other dates as may be determined by GMO (each a "DETERMINATION DATE") the value of each client's Total Investment and Total Fund Investment with GMO will be determined. Based on that determination, each client's shares of each Fund will be automatically converted to the class of shares of such Fund which is then being offered with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment or Total Fund Investment, as the case may be, on the Determination Date. The conversion will occur within 15 business days following the Determination Date. Also, if a client makes an investment in a GMO Fund (except for the Pelican Fund) or puts additional assets under GMO's management (except for accounts managed by GMO's Domestic Active Division) so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the calendar quarter in which the investment was made, and the conversion will be effected within 15 business days of that quarter. Notwithstanding the foregoing, there will be no automatic conversion from a class of shares with a lower Shareholder Service Fee to a class of shares with a higher Shareholder Service Fee unless appropriate disclosure regarding the higher Shareholder Service Fee has been given to the affected client(s) in the Prospectus or otherwise.

      Shares of one class will always convert into shares of another class on the basis of the relative net asset value of the two classes, without the imposition of any sales load, fee or other charge. The conversion of a client's investment from one class of shares to another is not a taxable event, and will not result in the realization of gain or loss that may exist in Fund shares held by the client. The client's tax basis in the new class of shares will equal their basis in the old class before conversion. The conversion of shares from one class to another class of shares may be suspended if the opinion of counsel obtained by the Trust that the conversion does not constitute a taxable event under current federal income tax law is no longer available.

      Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 is equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 is less than $7 million but greater than $0 will be eligible to invest in or convert to Class II Shares indefinitely (irrespective of whether the Fund has a higher investment minimum), and such conversion will not occur until on or after July 31, 1997. Notwithstanding the foregoing special rules applicable to clients owning shares of the Funds on May 31, 1996, such clients shall always be eligible to remain in and/or be converted to any class of shares of the relevant Fund with a lower Shareholder Service Fee which the client would be eligible to purchase pursuant to the eligibility requirements set forth elsewhere in this Plan or in the Prospectus.

      Notwithstanding anything to the contrary in this Plan, pursuant to Article VI, Section 3 of the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally any shareholder of any Fund if at such time such shareholder owns shares of any Fund or class thereof "having an aggregate net asset value of less than an amount determined from time to time by the Trustees."

DIVIDENDS

      Dividends paid by the Trust with respect to its Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII and Class VIII Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time and will be in the same amount, except that any Shareholder Service Fee payments relating to a class of shares will be borne exclusively by that class and, if applicable, Class Expenses relating to a class shall be borne exclusively by that class.

VOTING RIGHTS

      Each share of the Trust entitles the shareholder of record to one vote. Each class of shares of the Trust will vote separately as a class on matters for which class voting is required under applicable law.

RESPONSIBILITIES OF THE TRUSTEES

      On an ongoing basis, the Trustees will monitor the Trust for the existence of any material conflicts among the interests of the eight classes of shares. The Trustees shall further monitor on an ongoing basis the use of waivers or reimbursement of expenses by the Adviser to guard against cross-subsidization between classes. The Trustees, including a majority of the independent Trustees, shall take such action as is reasonably necessary to eliminate any such conflict that may develop.

REPORTS TO THE TRUSTEES

      The Adviser and the Shareholder Servicer will be responsible for reporting any potential or existing conflicts among the eight classes of shares to the Trustees.

AMENDMENTS

      The Plan may be amended from time to time in accordance with the provisions and requirements of Rule 18f-3 under the Act.



Adopted this      day of            , 1999
             ----        -----------

By:
    ---------------------------------
    Name:
    Title:

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Growth Fund
GMO U.S. Sector Fund
GMO Small Cap Value Fund
GMO Fundamental Value Fund
GMO REIT Fund
GMO Small Cap Growth Fund
GMO International Core Fund
GMO Currency Hedged International Core Fund
GMO Foreign Fund
GMO U.S. Bond/Global Alpha A Fund
GMO U.S. Bond/Global Alpha B Fund
GMO International Small Companies Fund
GMO Japan Fund
GMO Emerging Markets Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Domestic Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Inflation Indexed Bond Fund
GMO International Equity Allocation Fund
GMO Evolving Countries Fund
GMO World Equity Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO International Core Plus Allocation Fund
Pelican Fund
GMO Asia Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed International Equities Fund
GMO Tax-Managed Global Allocation Fund
GMO Emerging Country Debt Share Fund
GMO Intrinsic Value Fund
GMO Tax-Managed U.S. Small Companies Fund
GMO Alpha LIBOR Fund
GMO Foreign Small Companies Fund

                                    GMO TRUST

                                 AMENDMENT NO. 1
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of (i) the GMO International Core Fund to the "GMO International Intrinsic Value Fund" and (ii) the GMO Currency Hedged International Core Fund to the "GMO Currency Hedged International Equity Fund," do hereby direct that this Amendment No. 1 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective as of the time it is filed with the Secretary of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 23rd day of January, 2001.

                                             ---------------------------------
                                             Donald Glazer
                                             225 Kenrick Street
                                             Newton, MA  02458

                                             ---------------------------------
                                             R. Jeremy Grantham
                                             40 Rowes Wharf
                                             Boston, Massachusetts  02110

                                             ---------------------------------
                                             Jay O. Light
                                             30 Wellesley Road
                                             Belmont, Massachusetts  02178

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Growth Fund
GMO U.S. Sector Fund
GMO Small Cap Value Fund
GMO Fundamental Value Fund
GMO REIT Fund
GMO Small Cap Growth Fund
GMO International Intrinsic Value Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO U.S. Bond/Global Alpha A Fund
GMO U.S. Bond/Global Alpha B Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Domestic Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Inflation Indexed Bond Fund
GMO International Equity Allocation Fund
GMO Evolving Countries Fund
GMO World Equity Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO International Core Plus Allocation Fund
Pelican Fund
GMO Asia Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed International Equities Fund
GMO Emerging Country Debt Share Fund
GMO Intrinsic Value Fund
GMO Tax-Managed U.S. Small Companies Fund
GMO Alpha LIBOR Fund
GMO Foreign Small Companies Fund

                                    GMO TRUST

                                 AMENDMENT NO. 2
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting all of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), as amended from time to time, a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable, appropriate and consistent with the fair and equitable treatment of all shareholders to (i) create a new Class of Shares and (ii) establish and designate two new series of the GMO Trust, do hereby direct that this Amendment No. 2 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that:

      (i) the second sentence of Section 6 of Article III of the Declaration of Trust is amended and restated as follows:

      "In addition, with respect to each such Series, the Class I Shares, Class II, Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares which each such Series may issue from time to time, shall be, and are hereby, established and designated, which Classes shall have the respective rights and preferences as are set forth in Exhibit 3.6 attached hereto as it may be amended from time to time by the Board of Trustees."

(ii) Exhibit 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto, and (iii) Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

         The foregoing amendment shall become effective as of the time it is filed with the Secretary of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 12th day of March, 2001.

                                             ---------------------------------
                                             Donald W. Glazer
                                             225 Kenrick Street
                                             Newton, MA  02458

                                             ---------------------------------
                                             R. Jeremy Grantham
                                             40 Rowes Wharf
                                             Boston, Massachusetts  02110

                                             ---------------------------------
                                             Jay O. Light
                                             30 Wellesley Road
                                             Belmont, Massachusetts  02178

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Growth Fund
GMO U.S. Sector Fund
GMO Small Cap Value Fund
GMO Fundamental Value Fund
GMO REIT Fund
GMO Small Cap Growth Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO International Disciplined Equity Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO U.S. Bond/Global Alpha A Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Domestic Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Inflation Indexed Bond Fund
GMO International Equity Allocation Fund
GMO Evolving Countries Fund
GMO World Equity Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO International Core Plus Allocation Fund
Pelican Fund
GMO Asia Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed International Equities Fund
GMO Emerging Country Debt Share Fund
GMO Intrinsic Value Fund
GMO Tax-Managed U.S. Small Companies Fund
GMO Alpha LIBOR Fund
GMO Foreign Small Companies Fund

                                    GMO TRUST

                                 AMENDMENT NO. 3
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of the "GMO Evolving Countries Fund," a series of the GMO Trust, to the "GMO Emerging Countries Fund" do hereby direct that this Amendment No. 3 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule
3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective as of March 25, 2002.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 25th day of March, 2002.

                                            ---------------------------------
                                            Donald Glazer
                                            225 Kenrick Street
                                            Newton, MA  02458

                                            ---------------------------------
                                            R. Jeremy Grantham
                                            40 Rowes Wharf
                                            Boston, Massachusetts  02110

                                            ---------------------------------
                                            Jay O. Light
                                            30 Wellesley Road
                                            Belmont, Massachusetts  02178

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO REIT Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO World Equity Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
Pelican Fund
GMO Alpha LIBOR Fund

                                    GMO TRUST

                                 AMENDMENT NO. 4
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of the "Pelican Fund," a series of the GMO Trust, to the "GMO Pelican Fund" do hereby direct that this Amendment No. 4 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective as of June 30, 2002.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 16th day of May, 2002.

                                             ---------------------------------
                                             Donald Glazer
                                             225 Kenrick Street
                                             Newton, MA  02458

                                             ---------------------------------
                                             R. Jeremy Grantham
                                             40 Rowes Wharf
                                             Boston, Massachusetts  02110

                                             ---------------------------------
                                             Jay O. Light
                                             30 Wellesley Road
                                             Belmont, Massachusetts  02478

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO REIT Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO World Equity Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
GMO Pelican Fund
GMO Alpha LIBOR Fund

                                    GMO TRUST

                                 AMENDMENT NO. 5
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of the "GMO World Equity Allocation Fund," a series of the GMO Trust, to the "GMO World Balanced Allocation Fund" do hereby direct that this Amendment No. 5 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective as of June 30, 2002.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 18th day of June, 2002.

                                             ---------------------------------
                                             Donald Glazer
                                             225 Kenrick Street
                                             Newton, MA  02458

                                             ---------------------------------
                                             R. Jeremy Grantham
                                             40 Rowes Wharf
                                             Boston, Massachusetts  02110

                                             ---------------------------------
                                             Jay O. Light
                                             30 Wellesley Road
                                             Belmont, Massachusetts  02478

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO REIT Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO World Balanced Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
GMO Pelican Fund
GMO Alpha LIBOR Fund

                                    GMO TRUST

                                 AMENDMENT NO. 6
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable and appropriate to change the name of the "GMO REIT Fund," a series of the GMO Trust, to the "GMO Real Estate Fund" do hereby direct that this Amendment No. 6 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective as of June 30, 2002.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 25th day of June, 2002.

                                            ---------------------------------
                                            Donald Glazer
                                            225 Kenrick Street
                                            Newton, MA  02458

                                            ---------------------------------
                                            R. Jeremy Grantham
                                            40 Rowes Wharf
                                            Boston, Massachusetts  02110

                                            ---------------------------------
                                            Jay O. Light
                                            30 Wellesley Road
                                            Belmont, Massachusetts  02478

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO Real Estate Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO World Balanced Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
GMO Pelican Fund
GMO Alpha LIBOR Fund

                                    GMO TRUST

                                 AMENDMENT NO. 7
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), as amended from time to time, a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable, appropriate and consistent with the fair and equitable treatment of all shareholders to establish and designate one new series of the GMO Trust, do hereby direct that this Amendment No. 7 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective as of September 26, 2002.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this 24th day of September, 2002.

                                            ---------------------------------
                                            Donald W. Glazer
                                            225 Kenrick Street
                                            Newton, MA  02458

                                            ---------------------------------
                                            R. Jeremy Grantham
                                            40 Rowes Wharf
                                            Boston, Massachusetts  02110

                                            ---------------------------------
                                            Jay O. Light
                                            30 Wellesley Road
                                            Belmont, Massachusetts  02478

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO Real Estate Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO World Balanced Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Balanced Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
GMO Pelican Fund
GMO Alpha LIBOR Fund
GMO Taiwan Fund

                                    GMO TRUST

                                 AMENDMENT NO. 8
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

      The undersigned, constituting at least a majority of the trustees of the GMO Trust, a Massachusetts business trust created and existing under an Amended and Restated Agreement and Declaration of Trust dated June 23, 2000 (the "Declaration of Trust"), as amended from time to time, a copy of which is on file in the Office of the Secretary of The Commonwealth of Massachusetts, having determined that it is desirable, appropriate and consistent with the fair and equitable treatment of all shareholders to establish and designate one new series of the GMO Trust, do hereby direct that this Amendment No. 8 be filed with the Secretary of The Commonwealth of Massachusetts and do hereby amend the Declaration of Trust so that Schedule 3.6 of the Declaration of Trust is amended and restated in its entirety as attached hereto.

      The foregoing amendment shall become effective upon its execution by a majority of the trustees of GMO Trust.

      IN WITNESS WHEREOF, we have hereunto set our hands for ourselves and for our successors and assigns this ____ day of November, 2002.

                                              ---------------------------------
                                              Donald W. Glazer
                                              225 Kenrick Street
                                              Newton, MA  02458

                                              ---------------------------------
                                              R. Jeremy Grantham
                                              40 Rowes Wharf
                                              Boston, Massachusetts  02110

                                              ---------------------------------
                                              Jay O. Light
                                              30 Wellesley Road
                                              Belmont, Massachusetts  02478

                                                  Schedule 3.6 to Decl. of Trust

SERIES
------
GMO U.S. Core Fund
GMO Tobacco-Free Core Fund
GMO Value Fund
GMO Intrinsic Value Fund
GMO Growth Fund
GMO Small Cap Value Fund
GMO Small Cap Growth Fund
GMO Real Estate Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tax-Managed Small Companies Fund
GMO International Disciplined Equity Fund
GMO International Intrinsic Value Fund
GMO International Growth Fund
GMO Currency Hedged International Equity Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO International Small Companies Fund
GMO Emerging Markets Fund
GMO Emerging Countries Fund
GMO Asia Fund
GMO Tax-Managed International Equities Fund
GMO Domestic Bond Fund
GMO Core Plus Bond Fund
GMO International Bond Fund
GMO Currency Hedged International Bond Fund
GMO Global Bond Fund
GMO Emerging Country Debt Fund
GMO Short-Term Income Fund
GMO Global Hedged Equity Fund
GMO Inflation Indexed Bond Fund
GMO Emerging Country Debt Share Fund
GMO International Equity Allocation Fund
GMO World Balanced Allocation Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO U.S. Sector Fund
GMO International Core Plus Allocation Fund
GMO Pelican Fund
GMO Alpha LIBOR Fund
GMO Taiwan Fund
GMO Short-Duration Collateral Fund